General	6 Months Ended
Jun. 30, 2025
Nature Of Operations Disclosure [Abstract]
General
Note 1 - General

Chemomab Therapeutics Ltd. (the “Company") is an Israeli-based company incorporated under the laws of the State of Israel in September 2011. The Company’s registered office is located in Kiryat Atidim, Tel Aviv, Israel. The Company is a clinical-stage biotech company discovering and developing innovative therapeutics for conditions with high-unmet medical need that involve inflammation and fibrosis. The wholly owned subsidiaries of the Company are: Chemomab Ltd. ("Chemomab"), Chemomab Therapeutics Israel Ltd. and Chemomab Therapeutics Inc.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. However, the Company has incurred recurring losses from operations as of June 30, 2025 of approximately $108 million and negative cash flows from operating activities in the six months ended June 30, 2025 of $6.1 million with currently no products approved for sale.

As of June 30, 2025, the Company had cash, cash equivalents, restricted cash and short-term deposits of $9.5 million. The Company’s current cash resources are sufficient to meet its planned expenditures through the end of June 2026. These indicators raise substantial doubt about its ability to continue as a going concern. The Company will be required to raise additional funds to support its operations and continue as a going concern. While management believes that the Company can raise additional funds, there can be no assurance that these efforts will be successful or sufficient. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.